Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S. C. SECTION 1350
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Specialized Services, Inc., (the “Company”) on Form 10-K for the periods ended December 31, 2007, 2008 and 2009 respectively, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christopher B. Aldridge, Chief Executive Officer and Chairman of the Board of the Company, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September ___, 2010	/s/ Christopher B. Aldridge
Christopher B. Aldridge
Chief Executive Officer and Chairman of the Board
(Principal Executive Officer and Principal Financial Officer)